COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 12 - COMMITMENTS AND CONTINGENCIES

Legal Matters

The Interim CEO of Marizyme, Dr. Vithal D. Dhaduk, also, a co-founder of Somahlution, LLC (“Dhaduk”), was the subject of a complaint filed in the United States District Court, Middle District of Pennsylvania, Civil Action No. 3:17 cv 02243 in December 2017 by Mukeshkkumar B. Patel (“Patel”), a former business partner of Dhaduk, which complaint made claims of breach of contract, promissory estoppel and unjust enrichment regarding a Memorandum of Understanding, dated July 16, 2015, between Patel and Dhaduk (“MOU”). The MOU provided that Dhaduk would pay Patel $9,450,000 as consideration for Patel’s agreement to, among other things, (i) exit certain legal entities that were purportedly jointly owned by certain affiliates of Dhaduk and Patel, including Somahlution LLC, and (ii) relinquish his ownership interests in such entities. On December 2, 2019, the court granted Patel’s motion for summary judgment on his breach of contract claim.

The complaint was settled between Dhaduk and Patel in the nine months ended September 30, 2021, with no financial impact to the Company.

Contingencies

a.	On July 13, 2019, the Company signed a consulting agreement, whereby the individual will receive:

●	$30,000 per month through July 13, 2022,

●	Option to purchase 250,000 shares of common stock at a strike price of $1.50, which vest monthly through July 13, 2021. The vesting of these options was accelerated by the Board of Directors on September 2, 2020.

●	Royalties based on sales of Krillase assets, equal to 10% of net sales of the product. During the nine months ended September 30, 2021, no revenues were derived from sales of Krillase product.

b.	As part of the DuraGraft Acquisition, completed on July 31, 2020 (Note 4), the Company entered into the Agreement with Somah stockholders, whereby Marizyme is legally obligated to pay royalties on all net sales for Somahlution, Inc. The royalties associated with the Agreement are calculated as follows:

Royalties on U.S. sales equal to:

●	5% on the first $50,000,000 of net sales,

●	4% on net sales of $50,000,001 up to $200,000,000, and

●	2% on net sales over $200,000,000.

Royalties on sales outside of the U.S.:

●	6% on the first $50,000,000 of net sales,

●	4% on net sales of $50,000,001 up to $200,000,000, and

●	2% on net sales over $200,000,000.

The royalties are in perpetuity. As at September 30, 2021, the Company had not earned any revenues from Krillase and did not have any sales of the DuraGraft products in U.S., therefore no royalties have been accrued or paid in the period.

c.	The Company has entered into arrangements for office and laboratories spaces. As at September 30, 2021, minimum lease payments in relation to lease commitments are payable as described in Note 5.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of April 15, 2021, there were no pending or threatened lawsuits.

Contingencies

On July 13, 2019, the Company signed a consulting agreement with an individual to advise the Board of Directors. The individual receives $30,000 per month through July 13, 2022 and received an option to purchase 250,000 shares of common stock at a strike price of $1.50, which vest monthly through July 13, 2021. The vesting of these options was accelerated by the Board on September 2, 2020. See Note 10. The agreement also provided for royalties derived directly from the assets related to wound healing, debridement, grafting, dental applications for both human and pet, and thrombosis (see Note 5 – Krillase). The royalties associated with the acquisition of Krillase will be calculated as follows:

Royalties on sales equal to:

10% on net sales

On December 15, 2019, the Company entered into the Agreement, as amended on March 31, 2020 and May 29, 2020, with Somah (see Note 5). The royalties associated with the Agreement will be calculated as follows:

Royalties on U.S. sales equal to:

5% on the first $50,000,000 of net sales

4% on net sales of $50,000,001 up to $200,000,000

2% on net sales over $200,000,000

Royalties on sales outside of the U.S.:

6% on the first $50,000,000 of net sales

4% on net sales of $50,000,001 up to $200,000,000

2% on net sales over $200,000,000

The royalties are in perpetuity. As of December 31, 2020, there has been no revenue related to the above royalties.

The Company, after the acquisition of Somah, has been leasing the office space on a month-to-month basis with a monthly rate of $10,701. The Company maintained this office space through December 31, 2020.

Employment and Consulting Agreements

On September 1, 2020, Bruce Harmon executed a consulting agreement and was named as chief financial officer. He is compensated $120,000 annually, received 40,000 shares of common stock vesting over one year. On October 22, 2020, Mr. Harmon received 120,000 options for common stock vesting over three years with an exercise price of $1.25. See Note 10. On November 1, 2020, Mr. Harmon became an employee of the Company thereby cancelling the consulting agreement. On March 5, 2021, Mr. Harmon executed a letter of understanding for employment. See Note 1.

On November 1, 2020, Dr. Neil J. Campbell executed an employment agreement and was named as chief executive officer, president and director. He is compensated $375,000 annually, received 500,000 options for common stock vesting over three years, with an exercise price of $1.25. On March 18, 2021, Dr. Campbell resigned all positions. See Notes 1 and 12. We expect to enter into a settlement and release agreement with Dr. Campbell but as of the date of this annual report no such agreement has been finalized.

On November 30, 2020, Dr. Steven Brooks executed a letter of understanding for employment as chief medical officer.

On December 1, 2020, Dr. Donald Very executed a letter of understanding for employment as executive vice president.

On January 16, 2020, Roger Schaller executed a letter of understanding for employment as executive vice president.

Risks and Uncertainties

The outbreak of the coronavirus (COVID-19) resulted in increased travel restrictions, and shutdown of businesses, which may cause slower recovery of the economy. We may experience impact from quarantines, market downturns and changes in customer behavior related to pandemic fears and impact on our workforce if the virus continues to spread. In addition, one or more of our customers, partners, service providers or suppliers may experience financial distress, delayed or defaults on payment, file for bankruptcy protection, sharp diminishing of business, or suffer disruptions in their business due to the outbreak. The extent to which the coronavirus impacts our results will depend on future developments and reactions throughout the world, which are highly uncertain and will include emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus. It is likely to result in a potential material adverse impact on our business, results of operations and financial condition. Wider-spread COVID-19 globally could prolong the deterioration in economic conditions and could cause decreases in or delays in advertising spending and reduce and/or negatively impact our short-term ability to grow our revenues. Any decreased collectability of accounts receivable, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations.